(NYSE - MKT: RLGT) November 2012

Page 1 This presentation may include forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward - looking statements on our current expectations and projections about future events. These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our Annual Report on Form 10 - K filed on September 26, 2012, which can be found on our corporate Web site, www.radiantdelivers.com.

Page 2 Our Mission To build a global transportation and logistics company through organic growth and the strategic acquisition of best - of - breed non - asset based transportation and logistics providers.

Page 3 Overview

Page 4 What We Do Non - Asset based 3 rd Party Logistics Provider (3PL) As we don’t own the transportation assets, our ongoing CAPEX requirements are minimal Providing domestic and international transportation and logistics services Shipments are generally larger than shipments handled by integrated carriers of primarily small parcels such as UPS or Federal Express From approximately 100 Company - owned and exclusive independent agent offices across North America One of the largest network footprints in our industry Servicing a diversified account base including manufactures, distributors and retailers No single account is greater than 5% of our revenue Using a network of independent carriers and international agents around the world Resulting in an attractive business model with high level of operating flexibility With relatively no direct or fixed operating costs, we enjoy a scalable business model that allows us to respond quickly in economic downtowns We also enjoy significant operating leverage in an economic recovery

Page 5 Background In October of 2005, we launched Radiant Logistics, Inc. as a public company (OTC:RLGT) and in January of 2006, we acquired 100% of the stock of Airgroup Corporation, then generating +/ - $50.0M in domestic and international freight forwarding revenues through a network of 34 exclusive agent offices across North America. Through organic expansion we generated run - rate revenues of +/ - $100.0M for FYE June 30, 2008 from an expanded 40 location network. In September of 2008, we acquired Adcom Worldwide adding another 30 stations and contributing an additional +/ - $60.0M in revenues. In April of 2011, we acquired Distribution By Air, adding another 26 stations contributing an additional +/ - $90.0M in revenues. In December of 2011, we acquired Laredo, TX - based, Isla International, Ltd adding another +/ - $30.0 million in revenues and providing our gateway to Mexico. In January of 2012, we completed our up - listing to the NYSE Amex and now trade as (NYSE MKT: RLGT). In February of 2012, we acquired New York - JFK based, ALBS adding another $20.0 million in revenues and serving as our strategic international gateway at the JFK airport. In November of 2012, we acquired our Los Angels - based operating partner, Mavir Logistics completing our first conversion of an agent station to a company owned store.

Page 6 Investment Highlights Strong management team with significant inside ownership (+/ - 30%) Incentive to create shareholder value Significant financial flexibility with over $13.0M in capacity on the senior facility and access to additional capacity through our sub - debt facility Recently filed $75.0M universal shelf registration Commitment to enhance investor awareness History of Stock Buy - Backs Significant opportunities to improve operating margins as the business scales Opportunities for further growth through accretive acquisitions

Page 7 Strategic Direction – The “Gray Tail” Structural changes resulting from industry deregulation (1) and the natural “graying” of industry pioneers provides an opportunity to support the logistics entrepreneur in transition Uniquely positioned to bring value to the logistics entrepreneur Leveraging our status as a public company to provide network participants with a framework to share in the value that they help create. Solid platform in terms of network, people, process and technology to “scale” the business. Ideal long term partner in terms of succession planning and liquidity Systematically, we plan to convert key agent - based offices to company owned offices and strategically acquire and integrate other additional non - asset based operations with a focus on international trade gateways, including Los Angeles, New York, Seattle, Chicago, Miami, Dallas and Houston. Radiant has identified and is in varying stages of due diligence with a select number of potential acquisitions. Structural changes within the freight forwarding community are under way as a result of deregulation in our industry 30 years ago (1) Domestic All - Cargo Deregulation Statue of 1977 and 1979 Amendments to the Federal Aviation Action deregulated domestic cargo services in the U.S.

Page 8 The Network

Page 9 The Radiant Brands

Page 10 Radiant’s North American Footprint Seattle/Bellevue, WA - HQ – Atlanta, GA – Baltimore, MD ** – Burbank, CA – Boston, MA – Chicago, IL – Cincinnati, OH – Cleveland, OH – Columbus, OH – Charlotte, NC – Charleston, SC – Chicago, IL – Dallas, TX – Denver, CO – Detroit, MI** – Dulles, VA – Eugene, OR – Fort Lauderdale, FL – Green Bay, WI – Greensboro, NC – Greenville, SC – Harrisburg, PA – Hartford, CT – Houston, TX – Indianapolis, IN – Jamaica, NY (JFK)** – Kansas City, KS Approx. 100 Stations Strong Operating Since 1978 – Laredo, TX** – Las Vegas, NV – Little Rock, AR – Los Angeles, CA** – Manchester, NH – Miami, FL – Milwaukee, WI – Minneapolis, MN – Newark, NJ** – Nogales, AZ – Omaha, NE – Orlando, FL – Philadelphia, PA – Pittsburgh, PA – Portland, OR – Phoenix, AZ – Reno, NV – Raleigh - Durham, NC – Sacramento, CA – St Louis, MO – Salt Lake City, UT – Santa Anna , CA – San Antonio, TX – San Francisco, CA – San Jose, CA – Seattle, WA – Tampa, FL – Toronto, ON – Tulsa, OK – Tucson, AZ – Vancouver, B.C. – Washington, D.C. – Wichita, KS ** = COMPANY OWNED

Page 11 Profitable Growth CAGR = 34.2% CAGR =40.4%

Page 12 Scalable Technology Platform Fulfillment/Order Mgmt Intransit Visibility Transportation Management Int’l Trade Compliance Warehouse Management Web Portal (Unified User Interface) SAP Accounting Package Radiant enjoys a robust proven technology platform that can support its growth.

Page 13 Financial Highlights

Page 14 Normalized Earnings Power (1) Actual results for the fiscal year ended June 30, 2012 includes only 7 months of operations for ISLA International, Ltd. and only 4 months of operations for Brunswicks Logistics, Inc. (d/b/a ALBS) 203,820$ 297,003$ 297,003$ 339,000$ 2,852$ 1,901$ 1,901$ 3,464$ 207 1250 1250 1,871 2,025 1475 1475 2,340 1,325 3143 3143 3,790 6,409$ 7,769$ 7,769$ 11,465$ 125 226 226 360 139 424 424 - 150 - - - - (900) (900) 187 6,823$ 7,519$ 7,519$ 12,012$ 1,018 - 518 238 737 - 9,792$ 12,250$ (Amount in 000's) Revenue Net Income Interest expense - net Income tax expense Actual FYE June 30, 2011 Normalized FYE June 30, 2012 (1) Projected FYE June 30, 2013 Actual FYE June 30, 2012 EBITDA Stock-based compensation and other non-cash charges Transaction & severance (Gain) loss on litigation settlement Normalized EBITDA Depreciation & Amortization Change (gain) on change in contingent consideration Adjusted EBITDA Non-recurring transition costs Non-recurring legal costs Annualized impact of cost reductions

Page 15 Understanding our Debt Amount Senior Credit Facility 8.00$ Check Float 5.7 Revolving Credit Balance 13.7 Subordinated Debt 10.0 Original Issue Discount (1.0) Debt Issuance Costs (0.6) Subordinated Debt, net 8.4 Other Debt DBA Seller Note 1.5 DBA Integration Payment 1.8 Adcom Earn-Out 0.8 Capital Lease Obligation 0.1 Total Other Debt 4.2 Total Debt per F/S 26.30$ Check Float (5.7) Original Issue Discount 1.0 Debt Issuance Costs 0.6 Adjusted Debt 22.2 Contingent Consideration 6.2 Debt (including Contingent) 28.40$ (Dollars in Millions @ 9/30/12) Contingent consideration is excluded from financial covenant calculations until earned. (1) (1)

Page 16 Valuing Our Stock – EBITDA (Dollars in Millions) @8x @10x @12x Run-Rate EBITDA 12.0 12.0 12.0 Valuation Multiple (8x-12x) 8x 10x 12x Enterprise Value 96.0 120.0 144.0 Less: Debt (28.4) (28.4) (28.4) Equity Value 67.6 91.6 115.6 Fully Diluted Outstanding 35.0 35.0 35.0 Price per Share 1.93$ 2.62$ 3.30$

Page 17 Contract Logistics Customs Brokerage Truck Brokerage Intermodal (IMC) Forwarding Agent based Forwarding Networks Agent Conversions Acquisition Verticals Free - Standing Forwarders

Page 18 Leveraging the Platform to Drive Shareholder Value (Dollars in Millions) @10x Acquistion Pro Forma Synergies Run-Rate EBITDA 12.0 5.0 17.0 1.0 18.0 Valuation Multiple (8x-12x) 10x 10x 10x Enterprise Value 120 170 180 Less: Debt (28.4) (25.0) (53.4) (53.4) Equity Value 91.6 116.6 126.6 Fully Diluted Outstanding 35.0 35.0 35.0 Price per Share 2.62$ 3.33$ 3.62$ Adjusted Pro Forma

Page 19 THANK YOU It’s the Network that Delivers! ®